UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2009

IX ENERGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-151381	36-4620445
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification Number)

711 Third Avenue, Suite 1505, New York, New York, 10017
(Address of principal executive offices) (zip code)

(212) 682-5068
 (Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

Pursuant to the terms of the Executive Employment Agreement between IX Energy Holdings, Inc. (the “Company”) and Michael Weinstein, Mr. Weinstein’s appointment as the Company’s Chief Financial Officer expired after a term of three months on November 27, 2009. For a period of one month thereafter, Mr. Weinstein continued to provide services to the Company on a consulting basis.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IX Energy Holdings, Inc.

Dated: March 19, 2010	By:	/s/ Steven Hoffman
Name: Steven Hoffman
Title: Chief Executive Officer